Exhibit 32.1
Certification of Chief Executive Officer pursuant to 18 USC Section 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
In connection with the Quarterly Report of Redwood Trust, Inc. (the “Company”) on Form 10-Q for the quarterly period ended June 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, George E. Bull, III, Chief Executive Officer of the Company, certify, pursuant to 18 USC Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ George E. Bull, III
George E. Bull, III
Chief Executive Officer

August 2, 2006
This Certification is made solely for the purpose of 18 USC Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.